American Century California Tax-Free and Municipal Funds

PROSPECTUS SUPPLEMENT

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CALIFORNIA HIGH-YIELD MUNICIPAL FUND
CALIFORNIA LONG-TERM TAX-FREE FUND

Supplement dated August 29, 2008 * Prospectus dated January 1, 2008

THE FOLLOWING IS ADDED AS THE SECOND PARAGRAPH UNDER California Long-Term
Tax-Free ON PAGE 17 OF THE PROSPECTUS:

JOSEPH GOTELLI (LEAD PORTFOLIO MANAGER)

Mr. Gotelli, Portfolio Manager, has been a member of the team since he joined
American Century Investments in July 2008 as a portfolio manager. Prior to joining American Century Investments, he spent six years at Franklin Templeton
Investments as an assistant portfolio manager. He has a bachelor's degree in business economics from the University of California, Santa Barbara and an MBA from Santa Clara University.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

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